                             LG&E ENERGY CORP.

                       POWER OF ATTORNEY AND CONSENT

                FOR REGISTRATION OF AN ADDITIONAL 3,000,000
                          SHARES OF COMMON STOCK
              UNDER THE LG&E ENERGY CORP. 401(k) SAVINGS PLAN

     KNOW ALL MEN BY THESE PRESENTS, that, as of the 2nd day of June 1999, the undersigned each constitutes and appoints Roger W. Hale and Charles A. Markel III, and each of them, individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him or her in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the issuance and sale of an additional 3,000,000 shares of common stock pursuant to the LG&E Energy Corp. 401(k) Savings Plan and all amendments or appendices thereto (including post-effective amendments), and file the same with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof and such officers of LG&E Energy Corp., with the assistance of its accountants and counsel, are further hereby authorized and directed to prepare, execute and file with the Securities and Exchange Commission on behalf of LG&E Energy Corp. such Registration Statement and all amendments or appendices thereto (including post-effective amendments) as any of them deem appropriate or necessary.

LG&E ENERGY CORP.


/s/ Roger W. Hale                              /s/ David Baker Lewis
---------------------------------              ---------------------------------
ROGER W. HALE                                  DAVID BAKER LEWIS
Chairman, President and                        Director
Chief Executive Officer


/s/ Mira S. Ball                               /s/ Anne H. McNamara
---------------------------------              ---------------------------------
MIRA S. BALL                                   ANNE H. McNAMARA
Director                                       Director

/s/ William C. Ballard                         /s/ T. Ballard Morton, Jr.
---------------------------------              ---------------------------------
WILLIAM C. BALLARD                             T. BALLARD MORTON, JR.
Director                                       Director


/s/ Owsley Brown, II                           /s/ Frank V. Ramsey, Jr.
---------------------------------              ---------------------------------
OWSLEY BROWN, II                               FRANK V. RAMSEY, JR.
Director                                       Director


                                               /s/ William L. Rouse, Jr.
---------------------------------              ---------------------------------
CAROL M. GATTON                                WILLIAM L. ROUSE, JR.
Director                                       Director


/s/ Jeffery T. Grade                           /s/ Charles L. Shearer
---------------------------------              ---------------------------------
JEFFERY T. GRADE                               CHARLES L. SHEARER
Director                                       Director


/s/ J. David Grissom                           /s/ Lee T. Todd, Jr.
---------------------------------              ---------------------------------
J. DAVID GRISSOM                               LEE T. TODD, JR.
Director                                       Director

                             LG&E ENERGY CORP.

                       POWER OF ATTORNEY AND CONSENT

                FOR REGISTRATION OF AN ADDITIONAL 1,000,000
                          SHARES OF COMMON STOCK
     UNDER THE 401(k) SAVINGS PLAN FOR EMPLOYEES OF LOUISVILLE GAS AND
        ELECTRIC COMPANY WHO ARE REPRESENTED BY LOCAL 2100 OF IBEW


     KNOW ALL MEN BY THESE PRESENTS, that, as of the 2nd day of June 1999, the undersigned each constitutes and appoints Roger W. Hale and Charles A. Markel III, and each of them, individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him or her in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the issuance and sale of an additional 1,000,000 shares of common stock pursuant to the 401(k) Savings Plan for Employees of Louisville Gas and Electric Company who are Represented by Local 2100 of IBEW and all amendments or appendices thereto (including post-effective amendments), and file the same with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof and such officers of LG&E Energy Corp., with the assistance of its accountants and counsel, are further hereby authorized and directed to prepare, execute and file with the Securities and Exchange Commission on behalf of LG&E Energy Corp. such Registration Statement and all amendments or appendices thereto (including post-effective amendments) as any of them deem appropriate or necessary.

LG&E ENERGY CORP.


/s/ Roger W. Hale                              /s/ David Baker Lewis
---------------------------------              ---------------------------------
ROGER W. HALE                                  DAVID BAKER LEWIS
Chairman, President and                        Director
Chief Executive Officer


/s/ Mira S. Ball                               /s/ Anne H. McNamara
---------------------------------              ---------------------------------
MIRA S. BALL                                   ANNE H. McNAMARA
Director                                       Director

/s/ William C. Ballard                         /s/ T. Ballard Morton, Jr.
---------------------------------              ---------------------------------
WILLIAM C. BALLARD                             T. BALLARD MORTON, JR.
Director                                       Director


/s/ Owsley Brown, II                           /s/ Frank V. Ramsey, Jr.
---------------------------------              ---------------------------------
OWSLEY BROWN, II                               FRANK V. RAMSEY, JR.
Director                                       Director


                                               /s/ William L. Rouse, Jr.
---------------------------------              ---------------------------------
CAROL M. GATTON                                WILLIAM L. ROUSE, JR.
Director                                       Director


/s/ Jeffery T. Grade                           /s/ Charles L. Shearer
---------------------------------              ---------------------------------
JEFFERY T. GRADE                               CHARLES L. SHEARER
Director                                       Director


/s/ J. David Grissom                           /s/ Lee T. Todd, Jr.
---------------------------------              ---------------------------------
J. DAVID GRISSOM                               LEE T. TODD, JR.
Director                                       Director

                             LG&E ENERGY CORP.

                       POWER OF ATTORNEY AND CONSENT

                        FOR REGISTRATION OF 500,000
                          SHARES OF COMMON STOCK
                     UNDER THE WKE CORP. SAVINGS PLAN


     KNOW ALL MEN BY THESE PRESENTS, that, as of the 2nd day of June 1999, the undersigned each constitutes and appoints Roger W. Hale and Charles A. Markel III, and each of them, individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him or her in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the issuance and sale of 500,000 shares of common stock pursuant to the WKE Corp. Savings Plan and all amendments or appendices thereto (including post-effective amendments), and file the same with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof and such officers of LG&E Energy Corp., with the assistance of its accountants and counsel, are further hereby authorized and directed to prepare, execute and file with the Securities and Exchange Commission on behalf of LG&E Energy Corp. such Registration Statement and all amendments or appendices thereto (including post-effective amendments) as any of them deem appropriate or necessary.

LG&E ENERGY CORP.


/s/ Roger W. Hale                              /s/ David Baker Lewis
---------------------------------              ---------------------------------
ROGER W. HALE                                  DAVID BAKER LEWIS
Chairman, President and                        Director
Chief Executive Officer


/s/ Mira S. Ball                               /s/ Anne H. McNamara
---------------------------------              ---------------------------------
MIRA S. BALL                                   ANNE H. McNAMARA
Director                                       Director

/s/ William C. Ballard                         /s/ T. Ballard Morton, Jr.
---------------------------------              ---------------------------------
WILLIAM C. BALLARD                             T. BALLARD MORTON, JR.
Director                                       Director


/s/ Owsley Brown, II                           /s/ Frank V. Ramsey, Jr.
---------------------------------              ---------------------------------
OWSLEY BROWN, II                               FRANK V. RAMSEY, JR.
Director                                       Director


                                               /s/ William L. Rouse, Jr.
---------------------------------              ---------------------------------
CAROL M. GATTON                                WILLIAM L. ROUSE, JR.
Director                                       Director


/s/ Jeffery T. Grade                           /s/ Charles L. Shearer
---------------------------------              ---------------------------------
JEFFERY T. GRADE                               CHARLES L. SHEARER
Director                                       Director


/s/ J. David Grissom                           /s/ Lee T. Todd, Jr.
---------------------------------              ---------------------------------
J. DAVID GRISSOM                               LEE T. TODD, JR.
Director                                       Director